THE OLSTEIN FINANCIAL ALERT FUND
PRESIDENT'S MESSAGE
---------------------------------------------------------------------------

DEAR SHAREHOLDER:

It has been almost a year since the inception of The Olstein Financial Alert Fund (the "Fund"). Although it is tempting to focus on the Fund's eleven-month performance, to do so goes against the basic tenet of our longer-term philosophy. The Fund's investment philosophy is based on a belief that investment performance conclusions should be reached over 3-5 year time periods. Investment analysts, including the Fund's investment manager, Olstein & Associates, L.P (the "Manager") can provide little expertise in terms of short-term price predictions for individual stocks or the stock market in general. In fact, the Manager's methodology of buying pessimism often results in short-term periods of lagging performance in order to reach long-term capital gains objectives. Thus, we have become more comfortable with client "hand holding" during periods of under-performance rather than blowing our horn during short-term periods of positive performance. Outlined below are some practical examples of the Fund's investment philosophy over the past year.

BUYING PESSIMISM:

Wet Seal, Inc. was the Fund's largest percentage winner last year. During four years of lean times and a poor business climate in the junior apparel market, Wet Seal was able to generate excess cash flow and remain conservatively financed with a large cash position and no debt. The company operated at an almost break-even level while its competitors were going bankrupt or reporting significant losses. In April 1995, Wet Seal seized upon a major opportunity when it purchased Contempo Casuals from Neiman Marcus for $1 million worth of Wet Seal stock. The Manager calculated that Contempo would add approximately $230 million to Wet Seal's $130 million sales base and offered significant potential for cost saving by eliminating duplication. By analyzing Wet Seal's business performance and financial information under difficult business conditions, the Manager reached very positive conclusions about the quality of management. The negativity surrounding the poor business climate in which Wet Seal operated enabled the Fund to purchase the company at what the Manager believed was a bargain price. When Wet Seal's business turned, the Fund was able to sell its last shares at 350% above the purchase price.

It is a portfolio manager's job to be right over time, not all the time. Portfolio managers are often pressured by their clients to provide instantaneous gratification and to be right all the time. Ironically, the analytical community's quest to be right all the time creates the volatility and opportunities on which The Olstein Financial Alert Fund thrives.

For example, the Fund recently made a significant commitment to the airline industry, in particular, to Delta, Continental and United. The Manager believes that the industry is entering into a prolonged period of cyclical growth and that these companies are poised for potentially higher returns. The Manager's inferential analysis of such airlines' financial statements also indicates the potential for a prolonged period of excess cash flow. In addition, the Manager believes that the conscious decision by airline management to keep fleet capacity additions well within projected cash flows may give the airlines pricing flexibility such as they have not enjoyed during the past 30 years.

In the last few weeks, airline stock prices have declined due to increased fuel prices, security concerns and quarterly earnings projections, all of which the Manager views as short-term negative developments. While many industry analysts lower expectations upon short-term negative developments

                                     1

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PRESIDENT'S MESSAGE -- CONTINUED
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so as not to appear incorrect in the short term to institutional investors, we believe that a portfolio manager should value companies and not attempt to predict stock price movements over 90 day periods. In response to what the Manager perceives as stock price movements created by analysts who express opinions about 30-90 day time periods, the Manager adds to the Fund's positions as stocks deviate further away from the Manager's valuations and correspondingly reduces the Fund's percentage commitment to individual securities as their prices gravitate toward the Manager's
valuations.   Buying  the pessimism that creates  value  is  a  lonely  and contrary thing to do. Instead of paying high prices for companies that are currently providing investors with immediate excitement, publicity and gratification, the Manager is willing to go through long, dark periods with individual securities which are out of fashion, but are conservatively financed, produce excess cash flow and represent good businesses selling at a discount. In the Manager's opinion, buying pessimism represents a lower
risk  methodology  of  achieving  capital gains  objectives.   The  Manager
believes that, despite short-term concerns, the airlines should be better able to absorb normal cyclical fluctuations in their costs because of their newly found pricing flexibility, and thus, the Manager is adding to the Fund's airline holdings.

MOMENTUM INVESTORS:

Although the Manager's investment philosophy does not incorporate reacting to predictions of broad stock market movements, current themes and fads engulfing Wall Street are monitored. The Manager is concerned about the momentum investors who have become fashionable over the past 5 years but have yet to experience a prolonged period of negative market psychology. There is a large population of newly-born bull market portfolio managers running mutual funds who are buying momentum stocks and so-called concept stocks. Momentum investors have created pockets of overvaluation in small capitalization growth stocks and so-called concept stocks. In cases where the financial statements indicate that a company is selling above the Manager's calculation of private market value and there is some doubt as to the financial statement's portrayal of economic reality, a small short sale position may be established to allow the Fund to potentially realize a profit should the company's stock price fall to the Manager's calculation of private market value.+ For example, the Fund currently has a small short position in America Online, as the Manager believes that the company's method of accounting for marketing costs is not realistically portraying the basic earnings power of the company. Momentum investors have also made it more difficult to find undervalued securities, but until these opportunities present themselves, the Fund will hold cash equivalents (currently 15% of the Fund's assets).

The Manager does not want the Fund's shareholders to infer that any market predictions are being made. A company by company orientation is used. Should negative market psychology develop in general or in individual securities which results in conservatively financed companies becoming undervalued, the Manager will purchase these companies, despite the negative psychology surrounding them.

STOCKS WITHIN OUR VALUE PARAMETERS:

Listed below are examples of unfashionable stocks currently falling into the Manager's value parameters (WE RECOMMEND THAT YOU REVIEW THE ATTACHED SCHEDULE OF INVESTMENTS TO DETERMINE THE ACTUAL PERCENTAGES OF THE FUND'S PORTFOLIO REPRESENTED BY THESE SECURITIES):

SILICON VALLEY GROUP, INC., NOVELLUS SYSTEMS, INC. AND KLA INSTRUMENTS - (semi-conductor equipment companies). Wall Street is concerned about an earnings downturn lasting until 1998. We are impressed by their low

+  Short  selling is a  technique that  may be  considered  speculative and involves risk beyond the initial capital necessary to secure each transaction. Please refer to the Fund's Prospectus for complete information.

                                     2
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valuations, their high levels of cash, and their technological  support  to semi-conductor companies which are experiencing a temporary setback during what we believe is a sustained period of cyclical growth. Silicon Valley
Group  is  being capitalized in the market place at $500 million.   Silicon
Valley  has  cash  of  $300  million and has stockholders  such  as  Intel,
Motorola   and Texas Instruments, Inc.  who apparently believe  in  Silicon
Valley's  technology.   Similarly,  cash  represents  25%  of  the   market
capitalization of  companies such as Novellus Systems and KLA Instruments.

FLEETWOOD ENTERPRISES, INC. - (a manufacturer of mobile homes and recreation vehicles). The population in the 45 to 64 year old category, the prime purchasers of mobile and motor homes, is predicted to grow 47% in the next 15 years compared to 1% for the remainder of the population. Fleetwood is a leader in its field, generates excess cash each year, has no debt, and just recently showed confidence in its future by tendering for 20% of its outstanding shares. Wall Street is concerned about a short-term drop in backlogs and the recent selling of 2 million shares back to the company by its 71 year-old Chairman for estate purposes. The Manager believes that the company has an outstanding future and is selling at a 25% discount to the Manager's calculation of private market value.

GENERAL MOTORS, CORP. - The Manager believes that the automobile company, which generates excess cash flow, is being re-engineered by a bright innovative management team. GM's Hughes subsidiary, which includes its satellite, aerospace and DirecTV units, are worth $20 per GM share and could be spun off shortly. The Manager also believes that the segments of GM are being undervalued by the market because analysts are too focused on daily automotive sales, the next recession, and strike talk.

BOWNE & CO., INC. - The company is the oldest and largest financial printer in the U.S. and generates excess cash flow each year, has $35 million of excess cash sitting on its balance sheet and has earnings power, which the Manager believes is above Wall Street's expectations. Wall Street is worried about Bowne's past dependence on the printing derived from Initial Public Offerings (IPO's). However, the Manager believes the company has diversified into mutual fund printing and other high-end corporate market endeavors which should soften Bowne's cyclicality. We believe Wall Street again is too bearish and is not zeroing in on the fact that Bowne is currently selling at a discount to the Manager's calculation of private market value even under a no growth assumption.

MORE THAN PERFORMANCE STATISTICS:

We are pleased to report that the Fund had an aggregate return of 12.22% since September 21, 1995 (the date the Fund commenced operations).* In our Semi-Annual report, we based the comparison of the Fund's performance against the Value Line Index, an unweighted index composed of over 1,700 stocks in the Value Line Investment Survey. However, over the past year we have found that because the Standard & Poor's 500 Composite Index (S&P 500) is used as a standard in the mutual fund industry for performance statistics, many of our shareholders have indicated that they prefer the S&P 500 as a basis of comparison. In response to this request from our shareholders, we have chosen to use the S&P 500 as the comparative bench-mark for measuring the Fund's relative performance. The S&P 500 is a capitalization weighted index of five hundred larger capitalized stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of five hundred stocks representing all major industries. Because the S&P 500 is a weighted index, the Manager also thought it would be more informative to provide an unweighted index of

* Past performance is not necessarily indicative of future results Investment returns and principal values may fluctuate, so that, when redeemed, shares may be worth more or less than their original cost.

                                     3
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PRESIDENT'S MESSAGE -- CONTINUED
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mutual  fund  performance which consists of the average return  of  the  30 largest capital appreciation funds, rather than compare the Fund to the unweighted Value Line Index. Lipper Analytical Services, the mutual fund rating company which computes this index, classifies the Fund as a capital appreciation fund. Below is a chart that represents the performance of the Fund, the Lipper Capital Appreciation Funds Index, and the S&P 500 since the Fund's inception on September 21, 1995.

[GRAPH]


	                 Sep-95	 Aug-96
					 ------  ------
S&P 500 Index	    $10,000  $11,426
Lipper Index	    $10,000  $10,834
Olstein Financial
  Alert Fund	    $10,000  $11,183


        AGGREGATE RETURN
                           INCEPTION
Olstein Financial Alert(1)	 12.22%
Lipper Index                  8.34%
S&P 500(2)                   14.25%

1 Includes all expenses and/or charges, and thus represents a "net return."
  Total return assumes reinvestment of dividends and capital gains. Past performance is not necessarily indicative of future results. Investment returns and principal values may fluctuate, so that, when redeemed, shares may be worth more or less than their original cost.
2 S&P 500 return is adjusted upward to reflect reinvested dividends, but does not reflect the deduction of any fees or expenses associated with investment in the index, and thus represents a "gross return."

                                     4
THE OLSTEIN FINANCIAL ALERT FUND
PRESIDENT'S MESSAGE -- CONTINUED
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Performance statistics are seductive because they provide one  of  the  few objective elements for selecting investment vehicles. However, the Manager believes that investors should also consider the risks taken by the portfolio manager rather than focusing solely on returns. The Manager does not subscribe to the more conventional measurement of risk that is based purely on the price volatility of a stock. The Manager measures portfolio risk by assessing the probability of the individual companies within the portfolio losing more than 20% of their market value over three- to five-
year  time  periods.   In assessing the probability of  loss,  a  company's
financial strength, its ability to produce excess cash flow, the QUALITY OF EARNINGS and the Manager's confidence in the predictability of earnings
based  on the company's unique business fundamentals are analyzed.   Losses
penalize returns more than profits help. A portfolio manager who shows an increase of 80% in one year and loses 50% in the next year has lost 10% of his shareholders' capital.

The cornerstone of The Olstein Financial Alert Fund's philosophy continues to be that long term capital gains objectives may be achieved by avoiding serious errors rather than taking the risk to find big winners. The Fund's Manager is dedicated to looking into and behind the numbers contained in a company's publicly available financial statements which may be contradicting Wall Street's predictions and valuations. A thorough analysis of these numbers should give the Fund an edge in either avoiding potential losers or selecting stocks where stock market valuations are below the Manager's calculation of private market values.

We look forward to continuing a close shareholder relationship and encourage any questions or feedback.

                              Sincerely,

                              /s/ Robert A. Olstein

                              Robert A. Olstein
                              President

October 24, 1996

                                     5
THE OLSTEIN FINANCIAL ALERT FUND
SCHEDULE OF INVESTMENTS                                      AUGUST 31, 1996
----------------------------------------------------------------------------
                                                                 VALUE
												  SHARES        (NOTE 2)
												  ------        --------
COMMON STOCK - 84.6%
COMMUNICATIONS & BROADCASTING - 1.0%
     BET Holdings, Inc. (A Shares)*..........     41,500      $ 1,063,437
                                                              -----------

FINANCE & INSURANCE - 5.1%
     INSURANCE CARRIERS - 2.7%
     MGIC Investment Corp....................     25,000        1,584,375
     Vesta Insurance Group, Inc..............     33,500        1,293,938
                                                              -----------
                                                                2,878,313
                                                              -----------
     STATE & NATIONAL BANKS - 2.4%
     JSB Financial, Inc......................     80,000        2,650,000
                                                              -----------

     TOTAL FINANCE & INSURANCE.........................         5,528,313
                                                              -----------
MANUFACTURING - 63.0%
     CHEMICALS & ALLIED PRODUCTS - 7.7%
     Arcadian Corporation....................     23,000          506,000
     Century Aluminum Company................     45,000          720,000
     First Mississippi Corp..................     68,000        1,827,500
     IMC Global Inc..........................     16,000          688,000
     Learonal, Inc...........................    107,300        2,333,775
     RPM, Inc................................     77,000        1,232,000
     Terra Industries, Inc...................     80,900        1,071,925
                                                              -----------
                                                                8,379,200
                                                              -----------
     COMPUTER & OFFICE EQUIPMENT - 7.9%
     Caere Corp.*............................     28,140          252,381
     Compaq Computer Corporation*............     10,000          566,250
     Intel Corp..............................     20,500        1,636,156
     International Business Machines
     Corp....................................      6,000          686,250
     LSI Logic Corp.*........................    150,000        3,281,250
     LAM Research Corp.*.....................     25,000          590,625
     Xerox Corp..............................     29,000        1,591,375
                                                              -----------
                                                                8,604,287
                                                              -----------
     FOOD & BEVERAGE - 0.6%
     Canandaigua Wine Company*...............     30,000          690,000
                                                              -----------

     FURNITURE & FIXTURES - 1.1%
     Ethan Allen Interiors, Inc..............     46,000        1,230,500
                                                              -----------

     GLASS, CONCRETE & OTHER PRODUCTS - 2.9%
     Centex Construction Products,
      Inc....................................     90,000        1,327,500
     Giant Cement Holding, Inc.*.............     50,000          693,750
     Southdown, Inc..........................     50,000        1,162,500
                                                              -----------
                                                                3,183,750
                                                              -----------

                                                                 VALUE
												  SHARES        (NOTE 2)
												  ------        --------
     IRON & STEEL - 1.0%
     Kentucky Electric Steel, Inc.*..........    151,900      $ 1,082,288
                                                              -----------

     MISC. ELECTRICAL MACHINERY, EQUIP. & SUPPLIES - 9.0%
     AVX Corp................................     82,600        1,548,750
     Amphenol Corp. (A Shares)*..............     81,000        1,589,625
     Applied Materials, Inc.*................     19,000          460,750
     Park Electrochemical Corp...............    116,000        2,102,500
     Silicon Valley Group, Inc.*.............     47,000          851,875
     Teradyne, Inc.*.........................     70,000        1,085,000
     Texas Instruments, Inc..................     37,500        1,753,125
     Varian Associates.......................     10,000          456,250
                                                              -----------
                                                                9,847,875
                                                              -----------
     MISC. INDUSTRIAL MACHINERY & EQUIP. - 2.0%
     Novellus Systems, Inc.*.................     21,500          811,625
     Simpson Manufacturing
        Company*.............................     71,800        1,364,200
                                                              -----------
                                                                2,175,825
                                                              -----------
     MISCELLANEOUS MANUFACTURING INDUSTRIES - 3.1%
     Chase Brass Industries, Inc.*...........     25,200          425,250
     Kysor Industrial, Corp..................     46,100        1,181,312
     Pittway Corporation.....................      9,100          410,637
     Pittway Corporation (A Shares)..........     17,900          841,300
     Steel of West Virginia, Inc.*...........     82,500          536,250
                                                              -----------
                                                                3,394,749
                                                              -----------
     PAPER & PAPER PRODUCTS - 0.8%
     Boise Cascade Corp......................     25,000          843,750
                                                              -----------

     PHARMACEUTICAL PREPARATIONS - 3.3%
     American Home Products Corp.............     14,000          829,500
     Merck & Co., Inc........................     20,000        1,312,500
     Pharmacia & Upjohn, Inc.................     21,500          903,000
     Warner-Lambert Co.......................     10,000          595,000
                                                              -----------
                                                                3,640,000
                                                              -----------
     PRECISION INSTRUMENTS & MEDICAL SUPPLIES - 1.5%
     KLA Instruments*........................     40,000          790,000
     Nellcor Puritan Bennet, Inc.*...........     33,000          849,750
                                                              -----------
                                                                1,639,750
                                                              -----------
     PRINTING & PUBLISHING - 1.4%
     Bowne & Co., Inc........................     76,800        1,526,400
                                                              -----------

     TELECOMMUNICATIONS EQUIPMENT - 1.4%
     Adaptec, Inc.*..........................     14,000          698,250
     Rogers Corp.*...........................     30,700          767,500
                                                              -----------
                                                                1,465,750
                                                              -----------

    The accompanying notes are an integral part of the financial statements.
                                      6

THE OLSTEIN FINANCIAL ALERT FUND
SCHEDULE OF INVESTMENTS - CONTINUED                          AUGUST 31, 1996
----------------------------------------------------------------------------
                                                                 VALUE
												  SHARES        (NOTE 2)
												  ------        --------
     TEXTILES & APPAREL - 3.6%
     Barry (R.G.) Corp.*.....................     55,125      $   757,969
     Liz Claiborne, Inc......................     34,000        1,181,500
     Quiksilver, Inc.*.......................     85,000        1,997,500
                                                              -----------
                                                                3,936,969
                                                              -----------
     TRANSPORTATION - 8.8%
     Continental Airlines, Inc.
      (B Shares)*.............................   139,000        3,144,875
     Delta Air Lines, Inc.....................    44,500        3,153,938
     Florida East Coast Industries, Inc.......    20,305        1,652,319
     UAL Corp.*..............................     34,500        1,656,000
                                                              -----------
                                                                9,607,132
                                                              -----------
     TRANSPORTATION EQUIPMENT - 6.9%
     Coachmen Industries, Inc................     28,600          532,675
     Echlin, Inc.............................     43,900        1,338,950
     Fleetwood Enterprises, Inc..............    105,000        2,913,750
     General Motors Corp.....................     10,404          517,599
     Harley-Davidson, Inc....................     22,400          918,400
     Monaco Coach Corp.*.....................     25,000          331,250
     TRW Inc.................................      4,500          416,250
     Winnebago Industries, Inc...............     64,900          527,313
                                                              -----------
                                                                7,496,187
                                                              -----------
     TOTAL MANUFACTURING...............................        68,744,412
                                                              -----------
MINING - 0.9%
     Giant Industries Inc....................     63,300          949,500
                                                              -----------

SERVICES - 10.7%
     AMUSEMENT & RECREATION SERVICES - 2.4%
     Bally Entertainment Corporation*........     55,200        1,504,200
     Walt Disney Co..........................     19,500        1,111,500
                                                              -----------
                                                                2,615,700
                                                              -----------
     BUSINESS SERVICES - 4.8%
     Hvide Marine, Inc.......................     30,000          356,250
     Kelly Services, Inc., Class A...........     24,000          684,000
     The Olsten Corp.........................     15,000          418,125
     Sotheby's Holdings, Inc. (A Shares).....    241,995        3,750,922
                                                              -----------
                                                                5,209,297
                                                              -----------
     COMPUTER SERVICES - 1.3%
     Santa Cruz Operation, Inc.*.............    216,300        1,487,063
                                                              -----------

     MEDICAL & HEALTH SERVICES - 2.0%
     Healthcare Compare Corp.*...............     50,000        2,137,500
                                                              -----------

                                                                 VALUE
												  SHARES        (NOTE 2)
												  ------        --------
     PERSONAL SERVICES - 0.2%
     Hilton Hotels Corp......................      2,500      $   267,187
                                                              -----------

     TOTAL SERVICES....................................        11,716,747
                                                              -----------
WHOLESALE & RETAIL TRADE - 3.9%
     MISCELLANEOUS RETAIL STORES - 0.8%
     Home Shopping Network, Inc.*............     80,300          863,225
                                                              -----------

     RETAIL APPAREL & ACCESSORY STORES - 1.7%
     Kenneth Cole Productions, Inc.*.........     95,000        1,852,500
                                                              -----------

     RETAIL DEPARTMENT STORES - 0.9%
     Strawbridge & Clothier (A Shares).......     55,200          993,600
                                                              -----------

     RETAIL EATING & DRINKING PLACES - 0.5%
     Buffets Inc.*...........................     20,500          281,875
     Hometown Buffet Inc.*...................     16,000          248,000
                                                              -----------
                                                                  529,875
                                                              -----------
     TOTAL WHOLESALE & RETAIL TRADE....................         4,239,200
                                                              -----------
     TOTAL COMMON STOCK
      (COST $90,603,981)...............................        92,241,609
                                                              -----------

MUTUAL FUNDS - 0.9%
     Scudder Managed Cash Fund
      (COST $940,961)........................    940,961          940,961
                                                              -----------

                                                   PAR           VALUE
                                                  (000)         (NOTE 2)
U.S. GOVERNMENT AGENCY                            -----         --------
  OBLIGATIONS - 14.8%
     Federal Home Loan Banks, 5.17%,
      09/04/96...............................    $1,505      $ 1,504,352
     Federal Home Loan Banks, 5.19%,
      09/05/96...............................     3,750        3,747,837
     Federal National Mortgage Assoc.,
      5.22%, 09/06/96........................     6,225        6,220,487
     Federal National Mortgage Assoc.,
      5.23%, 09/12/96........................     4,695        4,687,497
                                                             -----------
     TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
      (COST $16,160,173)..............................        16,160,173
                                                             -----------

    The accompanying notes are an integral part of the financial statements.
                                      7

THE OLSTEIN FINANCIAL ALERT FUND
SCHEDULE OF INVESTMENTS -  CONTINUED                         AUGUST 31, 1996
----------------------------------------------------------------------------
                                                   PAR          VALUE
												  (000)        (NOTE 2)
												  ------       --------
COMMERCIAL PAPER - 0.8%
     American Express, 5.25%, 09/03/96
     (COST $886,738).........................      $887      $   886,738
                                                             -----------


                                                  SHARES
TOTAL INVESTMENTS                                 ------
 (COST $108,591,853) - 101.1%.........................       110,229,481
                                                             -----------
DEPOSITS WITH BROKERS &
CUSTODIAN BANK FOR
SECURITIES SOLD SHORT - 1.4%
     Cash....................................                     75,942
     General Motors Corp.
      (COST $1,321,116)......................    29,596        1,472,401
                                                             -----------
                                                               1,548,343
                                                             -----------


RECEIVABLES FROM BROKERS FOR
 SECURITIES SOLD SHORT - 1.5%.........................         1,607,902
                                                             -----------
SECURITIES SOLD SHORT
(PROCEEDS $1,607,902) - (1.4)%........................       (1,488,338)
                                                             -----------
OTHER ASSETS AND LIABILITIES,
 NET - (2.6)%.........................................       (2,892,634)
                                                             -----------
NET ASSETS - 100.0%...................................      $109,004,754
                                                            ============
*Non-income producing security.

    The accompanying notes are an integral part of the financial statements.
                                      8

THE OLSTEIN FINANCIAL ALERT FUND
SCHEDULE OF SECURITIES SOLD SHORT                            AUGUST 31, 1996
----------------------------------------------------------------------------
                                                                VALUE
												  SHARES       (NOTE 2)
												  ------       --------
SCHEDULE OF SECURITIES
 SOLD SHORT - (1.4)%

FINANCE - (0.1)%
     Olympic Financial Ltd...................      2,000     $    49,000
                                                             -----------

MANUFACTURING - (0.3)%
     Carrington Laboratories, Inc............      2,000          47,000
     Copytele, Inc...........................      7,500          46,875
     Hondo Oil and Gas Co....................     10,000         152,500
     Summit Technology, Inc..................      5,000          33,125
                                                             -----------

     TOTAL MANUFACTURING...............................          279,500
                                                             -----------
SERVICES - (0.7)%
     America Online, Inc.....................      5,000         151,250
     Discovery Zone, Inc.....................     32,900          12,338
     Medaphis Corp...........................     12,000         151,500
     Organogenesis, Inc......................      7,300         126,837
     Orthodontic Centers of America,
      Inc.....................................     5,000         188,750
     Stratosphere Corporation................     30,000          60,000
     Wellcare Management Group...............     10,500         106,313
                                                             -----------

     TOTAL SERVICES....................................          796,988
                                                             -----------
WHOLESALE & RETAIL TRADE - (0.3)%
     Circuit City Stores, Inc................      4,500         141,750
     Foxmeyer Health Corporation.............     45,900         183,600
     Today's Man. Inc........................     25,000          37,500
                                                             -----------

     TOTAL WHOLESALE & RETAIL TRADE....................          362,850
                                                             -----------
     TOTAL SECURITIES SOLD SHORT
      (PROCEEDS $1,607,902)...........................        $1,488,338
                                                             ===========

	The accompanying notes are an integral part of the financial statements.
                                      9

THE OLSTEIN FINANCIAL ALERT FUND
STATEMENT OF ASSETS AND LIABILITIES                        AUGUST 31, 1996
--------------------------------------------------------------------------

ASSETS:
Investments in securities (identified cost
  $108,591,853) (Note 2)..............................   $110,229,481
Deposits with brokers and custodian bank for
  securities sold short (Note 3)......................      1,548,343
Receivable from brokers for securities sold short.....      1,607,902
Dividends and interest receivable.....................        117,131
Receivable for investments sold.......................        155,645
Unamortized organization costs........................        101,691
                                                         ------------
    Total assets......................................    113,760,193
                                                         ------------

LIABILITIES:
Securities sold short (proceeds: $1,607,902)
  (Note 3)............................................      1,488,338
Payable for investments purchased.....................      2,814,074
Due to Investment Manager (Note 4)....................         91,897
Other accrued expenses (Note 4).......................        285,188
Other liabilities.....................................         75,942
                                                         ------------
    Total liabilities.................................      4,755,439
                                                         ------------
NET ASSETS............................................   $109,004,754
                                                         ============

NET ASSETS CONSIST OF:
Accumulated net investment loss.......................      $(606,294)
Net unrealized appreciation of investments
  (Note 3)............................................      1,788,913
Net unrealized appreciation on securities
  sold short..........................................        119,564
Accumulated net realized gain.........................      9,251,179
Accumulated net realized gain from securities
  sold short..........................................         75,942
Shares of beneficial interest.........................          9,726
Additional paid-in capital............................     98,365,724
                                                         ------------
NET ASSETS, for 9,726,021 shares outstanding..........   $109,004,754
                                                         ============

NET ASSET VALUE and redemption price per share
  ($109,004,754 / 9,726,021 outstanding shares
  of beneficial interest, $0.001 par value)...........         $11.21
                                                               ======

  The accompanying notes are an integral part of the financial statements.
                                      10

THE OLSTEIN FINANCIAL ALERT FUND
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------

                                                         FOR THE PERIOD
                                                      SEPTEMBER 21, 1995+
                                                            THROUGH
                                                        AUGUST 31, 1996
                                                       -----------------

INVESTMENT INCOME:
  Income:
    Dividends.........................................       $862,683
    Interest..........................................        693,034
                                                         ------------
                                                            1,555,717
                                                         ------------

EXPENSES:
  Management fee (Note 4).............................        887,728
  Distribution expenses (Note 4)......................        887,728
  Custodian fee (Note 4)..............................         32,328
  Transfer Agent fee (Note 4).........................         36,229
  Administration fee (Note 4).........................        105,817
  Accounting fee (Note 4).............................         44,252
  Trustees' fees and expenses (Note 4)................         13,000
  Amortization of organizational expenses.............         23,705
  Legal...............................................         21,500
  Audit...............................................         12,100
  Shareholders report fees............................         17,976
  Registration fees...................................         44,045
  Dividend expense for securities sold short..........            135
  Miscellaneous.......................................         35,468
                                                         ------------
Total expenses........................................      2,162,011
                                                         ------------
Net investment loss...................................       (606,294)
                                                         ------------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
    Net realized gain on investment transactions......      9,352,900
    Net realized gain on securities sold short........         75,942
    Net unrealized appreciation of investments........      1,788,913
    Net unrealized appreciation on securities
      sold short......................................        119,564
                                                         ------------

  Net gain on investments.............................     11,337,319
                                                         ------------

NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS..........................................   $ 10,731,025
                                                         ============


+ Commencement of Operations.

  The accompanying notes are an integral part of the financial statements.
                                      11

THE OLSTEIN FINANCIAL ALERT FUND
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------

                                                         FOR THE PERIOD
                                                      SEPTEMBER 21, 1995+
                                                            THROUGH
                                                        AUGUST 31, 1996
                                                       -----------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment loss.................................      $(606,294)
  Net realized gain on investment transactions........      9,352,900
  Net realized gain on securities sold short..........         75,942
  Net unrealized appreciation of investments..........      1,788,913
  Net unrealized appreciation on securities
    sold short........................................        119,564
                                                         ------------
  Net increase in net assets resulting from
    operations........................................     10,731,025
                                                         ------------
Distributions to shareholders from:
  Net realized capital gains ($0.011 per share).......       (101,721)
                                                         ------------
Increase in net assets from Fund share transactions
  (Note 5)............................................     98,275,450
                                                         ------------
Increase in net assets................................    108,904,754

NET ASSETS:
  Beginning of period.................................        100,000
                                                         ------------
  End of period.......................................   $109,004,754
                                                         ============

+ Commencement of Operations.

  The accompanying notes are an integral part of the financial statements.
                                      12

THE OLSTEIN FINANCIAL ALERT FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------

The following table includes selected data for a share outstanding for the Fund throughout the period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

                                          FOR THE PERIOD
                                        SEPTEMBER 21, 1995+
                                              THROUGH
                                          AUGUST 31, 1996
                                        -------------------


NET ASSET VALUE - BEGINNING OF PERIOD          $10.00
                                               ------
Investment Operations:
 Net investment loss.....................       (0.07)
 Net realized and unrealized gain
  on investments.........................        1.29
                                               ------
    Total from investment operations.....        1.22
                                               ------

DISTRIBUTIONS:
 From net realized gain on investments...       (0.01)
                                               ------
       Total distributions...............       (0.01)
                                               ------

NET ASSET VALUE - END OF PERIOD..........      $11.21
                                               ======

TOTAL RETURN++...........................      12.22%

Ratios (to average net assets)/Supplemental Data:
  Expenses...............................      2.43%*
  Net investment loss....................    (0.68)%*
Portfolio turnover rate..................    139.77%*
Average commission rate paid.............     $0.0592
Net assets at end of period
  (000 omitted)..........................    $109,005


+  Commencement of Operations.
++ The total return for the period has not been annualized and does not reflect any deferred sales charge.
*  Annualized.

  The accompanying notes are an integral part of the financial statements.
                                     13

THE OLSTEIN FINANCIAL ALERT FUND
NOTES TO FINANCIAL STATEMENTS
---------------------------------------------------------------------------

1.DESCRIPTION  OF THE FUND.  The Olstein Financial Alert Fund (the  "Fund")
  is the first series of The Olstein Funds (the "Trust"), a Delaware business trust organized on March 31, 1995. The Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end diversified management investment company. The primary investment objective of the Fund is long-term capital appreciation with a secondary objective of income. The Fund commenced investment operations on September 21, 1995.

2.SIGNIFICANT ACCOUNTING POLICIES. The following is a summary of the significant accounting policies of the Fund:

  SECURITY VALUATION. The Fund's securities, except short-term investments with remaining maturities of 60 days or less, are valued at their market value as determined by their last sale price in the principal market in which these securities are normally traded. Lacking any sales, the security will be valued at the mean between the closing bid and ask price. Short-term investments with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value, unless the Fund's Board of Trustees determines that this does not represent fair value. The value of all other securities is determined in good faith under the direction of the Board of Trustees.

  FEDERAL INCOME TAXES. The Fund intends to qualify for treatment as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986 and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision has been provided.

  DISTRIBUTIONS TO SHAREHOLDERS. Distributions of net investment income and net realized gains will be made annually in December. An additional distribution may be made to the extent necessary to avoid the payment of a 4% excise tax.

  DEFERRED ORGANIZATION COSTS. Costs incurred by the Fund in connection with its organization have been deferred and are being amortized using the straight-line method over a five-year period beginning on the date that the Fund commenced operations. In the event that any of the initial shares of the Fund are redeemed during the amortization period by any holder thereof, the redemption proceeds will be reduced by any unamortized organization expenses in the same proportion as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of such redemption.

  USE  OF  ESTIMATES  IN  THE  PREPARATION OF  FINANCIAL  STATEMENTS.   The
  preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that effect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

  OTHER. Investment security transactions are accounted for on a trade date basis. The Fund uses the specific identification method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

3.PURCHASES  AND SALES OF INVESTMENT SECURITIES.  During the  period  ended
  August 31, 1996, purchases and sales of investment securities (excluding securities sold short and short-term investments) aggregated as follows:

         Purchases.........................     $131,386,240
         Sales.............................      106,905,193

                                     14
THE OLSTEIN FINANCIAL ALERT FUND
NOTES TO FINANCIAL STATEMENTS - CONTINUED
---------------------------------------------------------------------------

  The following balances for the Fund are as of August 31, 1996:

       COST FOR      NET TAX BASIS   TAX BASIS GROSS   TAX BASIS GROSS
    FEDERAL INCOME     UNREALIZED       UNREALIZED        UNREALIZED
     TAX PURPOSES     APPRECIATION     APPRECIATION      DEPRECIATION
    --------------   --------------   --------------    --------------

     $111,392,334       $309,548        $7,620,459        $7,310,911

  SHORT SALES. Short sales are transactions in which the Fund sells a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the Fund must borrow the security to deliver to the buyer upon the short sale; the Fund then is obligated to replace the security borrowed by purchasing it in the open market at some later date. The Fund will incur a loss if the market price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in value between those dates. All short sales must be fully collateralized. The Fund maintains the collateral in a segregated account consisting of cash, U.S. Government securities or other liquid assets sufficient to collateralize the market value of its short positions. The Fund limits the value of short positions to 25% of the Fund's net assets. At August 31, 1996, the Fund had 1.4% of its net assets in short positions. For the period ended August 31, 1996, the cost of investments purchased to cover short sales and the proceeds from those investments sold short were $3,096,971 and $3,172,913, respectively.

4.INVESTMENT  MANAGEMENT FEE AND OTHER TRANSACTIONS WITH  AFFILIATES.   The
  Fund employs Olstein & Associates, L.P. ("Olstein & Associates" or the "Investment Manager") as the investment manager. Pursuant to an investment management agreement with the Fund, the Investment Manager selects investments and supervises the assets of the Fund in accordance with the investment objective, policies and restrictions of the Fund, subject to the supervision and direction of the Board of Trustees. For its services, the Investment Manager is paid a monthly fee at the annual rate of 1.00% of the Fund's average daily net assets. For the period ended August 31, 1996, the Fund incurred investment management fees of $887,728.

  Rodney Square Management Corp. ("Rodney Square"), a wholly owned subsidiary of Wilmington Trust Company ("WTC"), which is wholly owned by Wilmington Trust Corporation, a publicly held bank holding company, serves as Administrator to the Fund pursuant to an Administration Agreement with the Trust on behalf of the Fund. As Administrator, Rodney Square is responsible for services such as budgeting, maintaining federal and state registration for the Fund's shares, financial reporting, compliance monitoring and corporate management. For the services provided, Rodney Square receives a monthly administration fee at an annual rate based upon the average daily net assets of the Fund as follows: 0.15% of average daily net assets up to $50 million (subject to a minimum annual fee of $50,000); 0.10% of average daily net assets over $50 million up to $100 million; 0.07% of average daily net assets over $100 million up to $200 million; and 0.05% of average daily net assets over $200 million. The administration fee paid to Rodney Square for the period ended August 31, 1996 amounted to $105,817.

  Rodney Square also serves as Transfer and Dividend Paying Agent for the Fund pursuant to a Transfer Agent Agreement with the Trust dated August 18, 1995. WTC serves as Custodian of the assets of the Trust.

  Rodney Square Distributors, Inc. ("RSD"), a wholly owned subsidiary of WTC, and Olstein & Associates (together the "Distributors") have entered into a distribution and underwriting agreement with the Fund dated August 18, 1995, under which the Distributors act as co-underwriters to engage in activities designed to assist the Fund in securing purchasers

                                     15
THE OLSTEIN FINANCIAL ALERT FUND
NOTES TO FINANCIAL STATEMENTS - CONTINUED
---------------------------------------------------------------------------

  for its shares. The Fund has adopted a Shareholder Servicing and Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plan"). Amounts paid under the 12b-1 Plan may compensate the Distributors or others for the activities in the promotion and distribution of the Fund's shares and for shareholder servicing. The total amount which the Fund will pay under the 12b-1 Plan is 1.00% per annum of the Fund's average daily net assets. For the period ended August 31, 1996, fees paid by the Fund pursuant to the 12b-1 Plan amounted to $887,728.

  Rodney Square determines the net asset value per share of the Fund and provides accounting services to the Fund pursuant to an Accounting Services Agreement with the Fund. For the accounting services provided, Rodney Square receives an annual fee of $40,000, plus an amount based on the average daily net assets of the Fund as follows: 0.03% of average daily net assets over $50 million up to $100 million; 0.02% of average daily net assets over $100 million up to $250 million; and 0.01% of average daily net assets of the Fund over $250 million.

  Certain trustees and officers of the Trust are also officers of the Trust's Investment Manager. Such trustees and officers are paid no fees by the Trust for serving as trustees or officers of the Trust.

  During the period September 21, 1995 (Commencement of Operations) through August 31, 1996, the Fund paid total brokerage commissions of $67,434 to affiliated broker dealers in connection with purchases and sales of investment securities.

5.Fund  Shares.   At  August  31, 1996, there was an  unlimited  number  of
  shares  of  beneficial  interest,  $0.001  par  value,  authorized.   The
  following table summarizes the activity in shares of  the Fund:


                                                    FOR THE PERIOD
                                                  SEPTEMBER 21,1995+
                                                THROUGH AUGUST 31, 1996
                                                -----------------------
                                                SHARES           AMOUNT
                                                ------           ------

    Shares sold..........................     10,157,265      $103,041,971
    Shares issued to shareholders in
     reinvestment of distributions.......          9,956           101,256
    Shares redeemed......................       (451,200)       (4,867,777)
                                              ----------      ------------
    Net increase.........................      9,716,021      $ 98,275,450
                                                              ============
    Shares outstanding:
    Beginning of period..................         10,000
                                              ----------
    End of period........................      9,726,021
                                              ==========


    + Commencement of Operations.


	                                 16

THE OLSTEIN FINANCIAL ALERT FUND
REPORT OF INDEPENDENT AUDITORS
---------------------------------------------------------------------------

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Shareholders and Trustees of The Olstein Financial Alert Fund:

We have audited the accompanying statement of assets and liabilities, including the schedules of investments and securities sold short, of The Olstein Financial Alert Fund as of August 31, 1996, and the related statements of operations and changes in net assets, and financial highlights for the period September 21, 1995 (Commencement of Operations) through August 31, 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Olstein Financial Alert Fund at August 31, 1996, the results of its operations, the changes in its net assets, and its financial highlights for the period September 21, 1995 (Commencement of Operations) through August 31, 1996, in conformity with generally accepted accounting principles.



/s/ Ernst & Young LLP

Baltimore, Maryland
September 27, 1996



                                     17


THE OLSTEIN FINANCIAL ALERT FUND
TAX INFORMATION
------------------------------------------------------------------------

During the period ended August 31, 1996, the Fund paid a distribution of $0.011 per share from net short-term capital gains.

In January 1997, shareholders of the Fund will receive Federal income tax information on all distributions paid to their accounts in the calendar year 1996. Please consult a tax advisor if you have any questions about federal or state income tax laws, or how to prepare your tax return.

[Outside cover -- divided into two sections]


               TRUSTEES                             THE
          ------------------                    [OLSTEIN LOGO]
      Robert A. Olstein, Chairman                   FUNDS
           Neil C. Clarfeld
		    Fred W. Lange
		      John Lohr
		  D. Michael Murray
		   Erik K. Olstein
		   Lawrence K. Wein


           INVESTMENT MANAGER
       --------------------------
        Olstein & Associates, L.P.
          4 Manhattanville Road
         Purchase, New York 10577
		     (914) 397-7565

                                                               THE
               DISTRIBUTORS                              [OLSTEIN LOGO]
           --------------------                             FINANCIAL
     Rodney Square Distributors, Inc.                         ALERT
 (Subsidiary of Wilmington Trust Company)                     FUND
                     &
		  Olstein & Associates, L.P.


           SHAREHOLDER SERVICES
       ----------------------------
   Rodney Square Management Corporation
 (Subsidiary of Wilmington Trust Company)


                CUSTODIAN
			 ---------------
		Wilmington Trust Company


              LEGAL COUNSEL
          ---------------------
   Stradley, Ronon, Stevens & Young, LLP


           INDEPENDENT AUDITORS                           ANNUAL REPORT
        --------------------------                       AUGUST 31, 1996
             Ernst & Young LLP


THIS  REPORT IS  SUBMITTED  FOR  THE  GENERAL
INFORMATION OF THE SHAREHOLDERS OF THE  FUND.
THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION
TO PROSPECTIVE  INVESTORS IN THE FUND  UNLESS
PRECEDED  OR  ACCOMPANIED  BY  AN   EFFECTIVE
PROSPECTUS.

OS06 10/96